EXHIBIT 1.1

IMS Health Incorporated

Common Stock par value $0.01 per share

_________________

Underwriting Agreement

April 20, 2007

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004.

Ladies and Gentlemen:

             IMS (Gibraltar) Holding Limited (the “Subsidiary”), a wholly owned-subsidiary of IMS Health Incorporated, a Delaware corporation (the “Company”), and Goldman, Sachs & Co. (“Goldman”) have entered into an Accelerated Stock Buyback Agreement (the “ASB Agreement”), dated January 19, 2007, relating to shares of Common Stock, par value $0.01 per share (“Stock”) of the Company. The Subsidiary’s obligations under the ASB Agreement were fully and unconditionally guaranteed by the Company pursuant to the Guarantee dated January 19, 2007 (the “Guarantee”). Subject to the terms and conditions stated therein and herein, (i) the Company and the Subsidiary will settle obligations owed to Goldman thereunder by delivery of a certain number of shares of Stock (the “Securities”) from time to time to the order of Goldman, except for any obligation to deliver Makewhole Shares (as defined in the ASB Agreement) which the Company and the Subsidiary may settle in Securities or in cash and (ii) if such obligations are settled by delivery of Securities, Goldman will use its good faith efforts to complete sales of such Securities pursuant to the Registration Statement (as defined below) to the extent that such sales are required for Goldman to realize Net Proceeds (as defined in the ASB Agreement) as promptly as commercially practicable, subject to the satisfaction of all the conditions set forth herein. Goldman agrees that the number of Securities deliverable to it pursuant to Section 2 of Annex B to the ASB Agreement can be increased by a number of Securities equal to (i) the amount of reasonable out-of-pocket expenses incurred by Goldman in connection with the proposed offer and sale of the Securities (which amount the Company has been notified of by Goldman), divided by (ii) the Net Share Settlement Price (as defined in the ASB Agreement).

               1.     The Company represents and warrants to, and agrees with, Goldman as of the date hereof and at all times during the Prospectus Delivery

Period (as defined below), other than any time following notice by the Company to Goldman pursuant to Section 3(a)(vi) or 3(e)(ii) and prior to the Company’s notice to Goldman that the event or condition described in such previous notice has been remedied, that:

(a) An “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “Act”) on Form S-3 (File No. 333-140975) in respect of the Securities was filed with the Securities and Exchange Commission (the “Commission”) on February 28, 2007; such registration statement, and any post-effective amendment thereto, became effective on filing; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Basic Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1 and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented as of each time during the Prospectus Delivery Period (other than any time following notice by the Company to Goldman pursuant to Section 3(a)(vi) or 3(e)(ii) and prior to the Company’s notice to Goldman that the event or condition described in such previous notice has been remedied), is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus, or

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the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus”);

(b) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by Goldman expressly for use therein;

(c) The Prospectus, as of the date hereof and as of each other time as of which this representation is made, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule I(a) hereto does not conflict with the information contained in the Registration Statement or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Prospectus as of the date hereof and as of each other time as of which this representation is made, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by Goldman expressly for use therein;

(d) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact

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required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use therein; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule I(b) hereto;

(e) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use therein;

(f) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or material interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”), otherwise than as set forth or contemplated in the Prospectus;

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(g) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, except to the extent such interference would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(h) The Company (A) has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and (B) has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except in the case of clause (B) for such failure to be so qualified or in good standing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and each “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Act, a “Significant Subsidiary”) of the Company that is a corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; each Significant Subsidiary of the Company that is a limited liability company has been duly formed and is validly existing as a limited liability company in good standing under the laws of its jurisdiction of formation; and each Significant Subsidiary of the Company that is a limited partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of its jurisdiction of formation;

(i) The Company has an authorized capitalization as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus; and all of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares or as disclosed in documents filed under the

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Exchange Act) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(j) The Securities issued and sold by Goldman have been duly and validly authorized and, when issued and sold by Goldman, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Securities contained in the Prospectus;

(k) The issue and sale of the Securities as contemplated herein and the compliance by the Company with this Agreement, the delivery of the Securities by the Company and the Subsidiary in satisfaction of their obligations under the ASB Agreement and the Guarantee and the consummation of the transactions contemplated in this Agreement (A) will not conflict materially with or result in a material breach or violation of any of the terms or provisions of, or constitute a material default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) will not violate the provisions of the Certificate of Incorporation or By-laws of the Company or (C) will not result in a material violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, or the delivery of the Securities by the Company and the Subsidiary in satisfaction of their obligations under the ASB Agreement and the Guarantee, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the distribution of the Securities by Goldman;

(l) Neither the Company nor any of its subsidiaries is (A) in violation of its Certificate of Incorporation or By-laws or (B) in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of clause (B) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(m) The statements set forth in the Prospectus under the caption “Description of Capital Stock of IMS Health Incorporated”, insofar as they purport to constitute a summary of the terms of the Stock and under the

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caption “Provisions Of Our Restated Certificate Of Incorporation And Restated By-Laws Affecting Change in Control”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete and fair in all material respects;

(n) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(o) The Company is not and, after delivery of the Securities to Goldman and after giving effect to the sale of the Securities pursuant to the terms hereof, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(p) (A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (B) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act;

(q) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, and have audited the Company’s internal control over financial reporting and management’s assessment thereof are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

(r) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable

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assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting;

(s) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(t) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

(u) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and the Company has no reason to believe that the Company and its subsidiaries will not be able to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not have a Material Adverse Effect;

(v) The Company or one of its subsidiaries owns, licenses or otherwise possesses legally enforceable rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights which are necessary to conduct their business as described in the Registration Statement and Prospectus, except where the failure to own, license or otherwise possess any such rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the expiration of any such patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any subsidiary has received any notice of, and the Company has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks,

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trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect;

            For the purposes of this Agreement, “Prospectus Delivery Period” means each period of time beginning at the relevant Delivery Time (as defined below) and ending at the time at which Goldman delivers a written notice to the Company (the “Completion Notice”) setting forth (i) the number of Securities delivered at the relevant Delivery Time that were sold by Goldman pursuant to the terms hereof, (ii) the price at which such Securities have been sold and (iii) the Net Proceeds (as defined in the ASB Agreement) realized from such sales. Goldman shall deliver the Completion Notice as promptly as commercially reasonable following the earlier of (i) the sale by it hereunder of such Securities and (ii) the realization by Goldman of Net Proceeds (as defined in the ASB Agreement) that are equal to or exceed the Company’s and the Subsidiary’s obligation under the ASB Agreement and the Guarantee.

               2.      (a) The Securities to be delivered to you hereunder, in definitive form, and in such authorized denominations and registered in such names as you may request upon such notice to the Company and the Subsidiary as provided for in the ASB Agreement and the Guarantee shall be delivered by or on behalf of the Company to you through the facilities of the Depository Trust Company (“DTC”).

            For the purposes of this Agreement, “Delivery Time” means each time at which an authorized representative of the Company instructs an authorized representative of the transfer agent for the Securities and an authorized representative of DTC to release Securities to the order of Goldman and the respective representatives of DTC and the transfer agent acknowledge such instruction. Such instruction can be given and acknowledged telephonically so long as an authorized representative of Goldman participates in such conference call.

               (b)      The documents to be delivered by or on behalf of the parties hereto pursuant to Section 6 hereof, including the cross-receipt for the Securities and any additional documents requested by you pursuant to Section 6(d) hereof, will be delivered at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York, 10017 (the “Closing Location”), and the Securities will be delivered through DTC, all at each Delivery Time; provided that all the documents will be delivered to the Closing Location prior to any such Delivery Time and held in escrow pending release at such Delivery Time.

               3.      The Company agrees with you:

               (a)      (i) To prepare one or more Prospectuses in a form approved by you and to file each such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following

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each Delivery Time; (ii) to make no further amendment or any supplement to the Registration Statement, or the Prospectus which shall be disapproved by you promptly after reasonable notice thereof (except for filings required by the Company pursuant to the Exchange Act); (iii) to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; (iv) to file promptly all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; (v) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Securities (but in no event shorter than the Prospectus Delivery Period); (vi) to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus in respect of the Securities, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such steps including, without limitation, amending the Registration Statement or filing a new registration statement, at the Company’s own expense, as may be necessary to permit the sales of the Securities by you (references herein to the Registration Statement shall include any such amendment or new registration statement);

               (b)      If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by you and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by you promptly after reasonable notice thereof;

               (c)      If by the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Securities remain unsold by you, the Company will file, if it has not is eligible to do so, a new automatic shelf registration statement relating to the Securities, in a form satisfactory to you. If at the Renewal Deadline the Company is no longer eligible to file an automatic shelf registration statement, the Company will, if it has not

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already done so and already done so, file a new shelf registration statement relating to the Securities, in a form reasonably satisfactory to you and will use its reasonable best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action reasonably necessary or appropriate to permit the sale of the Securities to continue as contemplated in the expired registration statement relating to the Securities. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be;

               (d)      Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the sale of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (e)      (i) From time to time, to furnish you with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and (ii) if at any time prior to the expiration of the Prospectus Delivery Period any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to promptly notify you and upon your request to file such document and to prepare and furnish without charge to you as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

               (f)      To make generally available to its securityholders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

               (g)      To pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) under the Act without regard to

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the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act;

               (h)      To use its best efforts to list the Securities on the New York Stock Exchange (the “Exchange”);

               (i)      To use its best efforts to cause each Delivery Time to occur at 9:15 A.M. (New York City time) on the date on which the Company and the Subsidiary are obligated to deliver the Securities to Goldman under the ASB Agreement and the Guarantee; and

               (j)      To cause its chief financial officer or chief accounting officer, and either the general counsel or a senior counsel of the Company (and if requested by Goldman, outside counsel to the Company) to participate in telephonic due diligence sessions with representatives of Goldman and their counsel one hour prior to each expected Delivery Time, as contemplated in Section 3(i) above.

               4.

               (a)      The Company represents and agrees that, without the prior consent of Goldman it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; Goldman represents and agrees that, without the prior consent of the Company, it has not made and will not make any offer relating to the Securities received hereunder that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and Goldman is listed on Schedule I(a) hereto;

               (b)      The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and

               (c)      The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to you and, if requested by you, will prepare and furnish without charge to you an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by you.

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               5.      The Company covenants and agrees with you that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to you and dealers; (ii) the cost of printing or producing this Agreement, closing documents (including any compilations thereof) and any other documents in connection with the delivery, offering and sale of the Securities; (iii) all fees and expenses in connection with listing the Securities on the Exchange; (iv) the cost and charges of any transfer agent or registrar; and (v) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

               6.      The Company agrees that (i) all representations and warranties and other statements of the Company herein are, at and as of the date hereof and shall be as of all times during the Prospectus Delivery Period (other than any time following the Company’s notice to Goldman pursuant to Section 3(a)(vi) or 3(e)(ii) and prior to the Company’s notice to Goldman that the event or condition described in such previous notice has been remedied), true and correct, (ii) it shall have performed all of its obligations hereunder theretofore to be performed, and (iii) it shall cause the satisfaction of each of the following additional conditions (any of which can be waived by you):

               (a)      The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 3(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

               (b)      The General Counsel of the Company, shall have furnished to you at each Delivery Time his or her written opinion, dated the date on which the Delivery Time occurs in form and substance satisfactory to you, to the effect that:

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(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

(ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Securities) have been duly and validly authorized and issued and are fully paid and non-assessable and the Securities conform to the description of the Securities in the Prospectus;

(iii) To the knowledge of such counsel after such inquiry as such counsel believes is necessary or advisable for the purposes of his or her opinion, the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

(iv) To the knowledge of such counsel after such inquiry as such counsel believes is necessary or advisable for the purposes of his or her opinion, each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors’ qualifying shares or as disclosed in documents filed under the Exchange Act) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(v) This Agreement has been duly authorized, executed and delivered by the Company;

(vi) The delivery to and sale by Goldman of the Securities and the compliance by the Company with this Agreement and the consummation of the transactions herein contemplated (A) will not conflict materially with or result in a material breach or violation of any of the terms or provisions of, or constitute a material default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) will not result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or (C) will not result in a material violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body

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having jurisdiction over the Company or any of its subsidiaries or any of their properties;

(vii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the delivery to and sale by Goldman of the Securities or the consummation by the Company of the transactions contemplated by this Agreement except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the sale of the Securities by you pursuant to this Agreement;

(viii) The statements set forth in the Prospectus under the caption “Description of Capital Stock of IMS Health Incorporated”, insofar as they purport to constitute a summary of the terms of the Stock and under the caption “Provisions Of Our Restated Certificate Of Incorporation And Restated By-Laws Affecting Change in Control”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete and fair in all material respects;

(ix) The Company is not and, after delivery of the Securities to Goldman and after giving effect to the sale of the Securities pursuant to the terms hereof, will not be an “investment company”, as such term is defined in the Investment Company Act;

(x) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the date hereof (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

(xi) The Registration Statement, the Prospectus and any further amendments and supplements thereto, as applicable, made by the Company prior to the date hereof (other than the financial statements and

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related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (viii) of this Section 6(b), they have no reason to believe (i) that any part of the Registration Statement, or any further amendment thereto made by the Company prior to the date hereof (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when such part or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) that, as of its date and as of the date hereof, the Prospectus or any further amendment or supplement thereto made by the Company prior to the date hereof (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

               (c)      The Securities shall have been duly listed on the Exchange; and

               (d)      The Company shall have furnished or caused to be furnished to you at each Delivery Time certificates of officers of the Company dated the date on which the Delivery Time is expected to occur and otherwise satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such time, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such time, as to the matters set forth in this Section and as to such other matters as you may reasonably request.

               7.     (a)   The Company will indemnify and hold harmless Goldman against any losses, claims, damages or liabilities, joint or several, to which Goldman may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the

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Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Goldman for any legal or other expenses reasonably incurred by Goldman in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by Goldman expressly for use therein.

               (b)      Goldman will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement or the Prospectus or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by Goldman. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

               (c)      Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified

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party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

               (d)      If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and Goldman on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or Goldman on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Goldman and the Company agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (e)      The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls Goldman within the meaning of the Act and each broker-dealer affiliate of Goldman; and the obligations of Goldman under this Section 7 shall be in addition to any liability which Goldman may otherwise have and shall extend, upon the

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same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

               8.      The respective indemnities, agreements, representations, warranties and other statements of the Company and Goldman, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of Goldman or any controlling person of Goldman, or the Company, or any officer or director or controlling person of the Company, and shall survive the issuance of the Securities and the end of the Prospectus Delivery Period).

               9.      All statements, requests, notices and agreements hereunder shall be in writing, and if to Goldman shall be delivered or sent by mail, telex or facsimile transmission to One New York Plaza, 42nd Floor, New York, New York 10004, Attention: Registration Department, Fax number: (212) 357-5505; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Robert H. Steinfeld, Esq..

               10.      At any time after the end of the first or any subsequent Prospectus Delivery Period and prior to the commencement of the immediately following Prospectus Delivery Period, the Company shall have the right to terminate the provisions of this Agreement upon a written notice to Goldman and the delivery to Goldman of cash in an amount equal to its and the Subsidiary’s then remaining obligations to Goldman hereunder, under the ASB Agreement and the Guarantee. Any such termination shall be without liability of any party to any other party except that the provisions of Section 5, Section 7 and Section 8 of this Agreement shall remain in full force and effect notwithstanding such termination.

               11.      This Agreement shall be binding upon, and inure solely to the benefit of Goldman, the Company and, to the extent provided in Sections 7 and 8 hereof, the officers and directors of the Company and each person who controls the Company or Goldman, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from Goldman shall be deemed a successor or assign by reason merely of such purchase.

               12.      Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

               13.      The Company acknowledges and agrees that (i) the issue and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and Goldman, on the other;

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(ii) in connection with the issue and sale of the Securities pursuant to this Agreement and with the process leading to such transactions, Goldman is acting solely as a principal and not the agent or fiduciary of the Company, (iii) Goldman has not assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether Goldman has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that Goldman has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

               14.      This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and Goldman, or any of them, with respect to the subject matter hereof.

               15.      This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

               16.      The Company and Goldman hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

               17.      This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

               18.      Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without Goldman imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

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            If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between you and the Company.

Very truly yours, IMS Health Incorporated By: /s/ Robert H. Steinfeld Name: Robert H. Steinfeld Title: Senior Vice President, General Counsel and Corporate Secretary

Accepted as of the date hereof:

Goldman, Sachs & Co.

By:  /s/ Goldman, Sachs & Co.
          (Goldman, Sachs & Co.)

SCHEDULE I

(a)	Issuer Free Writing Prospectuses:

(b)	Documents Incorporated by Reference since Commission’s Close of Business on the Business Day Prior to the Date of this Agreement